UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2013

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its 2013 annual meeting of stockholders on April 25, 2013.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Election of Directors
George V. Bayly	32,002,222	308,125	7,714	1,610,728
Diana S. Ferguson	32,209,932	100,532	7,597	1,610,728
Gary D. Smith	31,847,635	461,851	8,575	1,610,728

Ratification of the Selection of Independent Public Accounting Firm	33,165,368	754,726	8,695	0

Advisory Approval of the Company’s Executive Compensation	28,528,185	3,628,483	161,393	1,610,728

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: April 26, 2013	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant